Exhibit 10.46



                                 LEASE AMENDMENT
                                 ---------------

    THIS AGREEMENT, entered into this 6th day of August, 1992, by and between

Eagle Warren Properties, successors to B. F. Saul Real Estate Investment Trust hereinafter known as Landlord, and Simmons Company hereinafter known as Tenant



                                   WITNESSETH
                                   ----------

    WHEREAS, Landlord and Tenant entered into a certain Lease dated 7/15/77 and amended 9/1/87 covering premises commonly known as 6424 Warren Drive, Norcross, Georgia 30093 and

    WHEREAS, Landlord and Tenant desire to amend said Lease in certain respects,

    NOW THEREFORE, in consideration of the sum of Ten Dollars, each paid to the other, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree that said Lease is hereby amended as follows:

1.   The Lease  Term shall be  extended from September  1, 1992 thru  August 31,
     1997.

2. Landlord to provide Tenant an allowance, not to exceed $30,000 for interior improvements. The cost of said improvements shall be completed by Tenant and amortized over the remaining Lease Term at nine percent (9%) interest. At least ten (10) days before funds are due, Tenant shall notify Landlord of the cost and nature of the completed improvements.

3. Until the improvements are funded, the monthly rental rate shall be as follows:

     9/1/92 - 8/31/93 --- $5,031.00/Mo. -- ($1.95/SF)
     9/1/93 - 8/31/94 --- $5,289.00/Mo. -- ($2.05/SF)
     9/1/94 - 8/31/95 --- $5,547.00/Mo. -- ($2.15/SF)
     9/1/95 - 8/31/96 --- $5,805.00/Mo. -- ($2.25/SF)
     9/1/96 - 8/31/97 --- $6,063.00/Mo. -- ($2.35/SF)

     All other terms conditions and covenants of said Lease, including the tax and insurance stops shall remain unchanged.

     IN WITNESS whereof  the parties hereto  have hereunto set  their hands  and
seals this  12    day of   August , 1992.
           ------        ---------

                              EAGLE WARREN PROPERTIES, SUCCESSORS TO
                              B. F. SAUL REAL ESTATE INVESTMENT TRUST

                              BY:  /s/
                                   -------------------------------------------
                                   Landlord

                              ITS: General Partner
                                   -------------------------------------------


                              SIMMONS



/s/                           BY:  /s/                                   (Seal)
- ----------------------             --------------------------------------------
Witness                            Tenant

                              ITS: Sr. V-P
                                   --------------------------------------------

simmons.amd

                                                                           DRAFT
                                                                    DLC: 6/27/77













                                COMMERCIAL LEASE

                                     Between

                    B. F. SAUL REAL ESTATE INVESTMENT TRUST,

                                                    Landlord,



                                SIMMONS COMPANY,

                                                     Tenant,

                                       and

                                 ACKERMAN & CO.,

                                                      Agent.

                                TABLE OF CONTENTS
                                -----------------

                                                                  Page
                                                                  ----

PREMISES                                                            1

ACCEPTANCE OF LEASED PREMISES                                       2

TERM                                                                2

SURRENDER                                                           2

RENTAL                                                              2

AGENT'S COMMISSION                                                  3

ADDITIONAL RENTAL                                                   3

UTILITY BILLS                                                       4

TAXES                                                               4

RIGHT TO CONTEST TAXES                                              5

FIRE AND EXTENDED COVERAGE INSURANCE                                6

USE OF PREMISES                                                     7

REPAIRS BY LANDLORD                                                 7

REPAIRS BY TENANT                                                   8

IMPROVEMENTS                                                        8

TENANT'S PERSONAL PROPERTY; INDEMNITY                               9

REMOVAL OF FIXTURES                                                 9

LANDLORD'S LIEN                                                     9

GOVERNMENTAL ORDERS                                                10

CONDEMNATION                                                       10

DESTRUCTION OF OR DAMAGE TO PREMISES                               11

ASSIGNMENT AND SUBLETTING                                          12

TENANT'S DEFAULT                                                   13

RELETTING BY LANDLORD                                              16

EFFECT OF TERMINATION OF LEASE                                     16

EXTERIOR SIGNS                                                     16

ENTRY FOR CARDING, ETC.                                            17

MORTGAGEE'S RIGHTS                                                 17

SEVERABILITY                                                       17

RIGHTS CUMULATIVE                                                  18

HOLDING OVER                                                       18

NO ESTATE IN LAND                                                  18

TIME OF ESSENCE                                                    18

                                                                  Page
                                                                  ----
ESTOPPEL CERTIFICATE                                               19

WAIVER OF RIGHTS                                                   19

ENTIRE AGREEMENT                                                   19

PARTIES                                                            20

NOTICES AND PAYMENTS                                               20

QUIET ENJOYMENT                                                    21

TENANT'S MERGER OR REORGANIZATION                                  21

RENEWAL OPTION                                                     21

CAPTIONS                                                           22

LANDLORD'S   LIABILITY                                             23

                                COMMERCIAL LEASE
                                ----------------

           THIS LEASE, made this 18th day of  July                   ,
                                 ----        ------------------------

1977, by and between B. F. SAUL REAL ESTATE INVESTMENT TRUST, first party

(hereinafter called "Landlord"), and SIMMONS COMPANY, second party (hereinafter called "Tenant"), and ACKERMAN & CO., third party (hereinafter called "Agent").



                              W I T N E S S E T H:
                              --------------------

PREMISES.
- --------

          1.    The Landlord, for and in consideration of the terms, covenants and conditions hereinafter set forth, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon such terms, covenants and conditions, 30,960 square feet of warehouse and office space in a multi-tenant building on property of Landlord (hereinafter referred to as "Landlord's Property"). Landlord's

Property is more particularly described in Exhibit A, attached hereto and made a part hereof, and is known as 6424 Warren Drive. The warehouse and office space herein leased is hereinafter referred to as the "Premises" which is more particularly shown outlined in red on Exhibit attached hereto and made a part hereof; and is leased together with the right, for the benefit of Tenant, its agents, employees and invitees, of ingress and egress to and from the Premises and Landlord's Property; and to use the stairs, parking facilities, driveways,

walkways, and all other common areas in connection with the Premises and

Landlord's Property (hereinafter referred to as "Common Areas") and not shown as part of the Premises in Exhibit A. Said Common Areas shall be used by Tenant,

its agents, employees and invitees, in common with other tenants of Landlord;

provided, however, that Landlord
shall reserve for the exclusive use of Tenant, its agents, employees and invitees, all those parking spaces in the parking area on Landlord's Property directly east, west and south of the Premises as shown on Exhibit B. Tenant agrees that it will not block driveways so as to impede traffic serving other tenants of Landlord's Property.



ACCEPTANCE OF LEASED PREMISES
- -----------------------------

         2.      Tenant  accepts the  Premises "AS  IS"  and as  suited for the uses intended by Tenant.



TERM
- ----

          3.    The term of this lease shall begin on the  1st day of September,

1977,  and  end at  midnight  on  the 31st  day  of  August  1987 unless  sooner terminated  as herein  provided. See  Lease Addendum  marked Exhibit  C attached hereto and made a part of this Agreement.



SURRENDER
- ---------

    4.    Tenant agrees to return the Premises to Landlord at the expiration, or prior  termination, of this lease in as good  condition and repair as when first received, natural wear and tear alone  excepted, and Tenant shall remove all  of its personal property,  including inventory. Tenant's  obligation to observe  or perform this covenant shall survive the expiration or  other termination of this lease.



RENTAL
- ------

          5.     Tenant agrees  to pay Landlord, by payments to party designated by Landlord  who negotiated this lease, during the term  of  this lease the sum of  $ 402,480.00, payable in  monthly installments on the first day  of
          ----------

each month in advance of $ 3,354.00.  In the event any installment of rent,
                           --------

inclusive of minimum rent, and  additional rent, if any, is not  paid within ten (10) days of the date when such  rent is due, Tenant agrees to pay a collection charge  of three  cents for  each dollar  of payment  in arrears, to defray the additional expense incurred by Landlord in processing such payment.

AGENT'S COMMISSION
- ------------------

          6.       Landlord agrees to pay Agent as compensation for services

rendered in procuring this lease, the first month's rent paid under  paragraph 5 of this lease, and  in addition thereto five percent (5%) of  all rentals there-

after paid by Tenant under paragraph 5 of this lease. Landlord,  with consent of

Tenant, hereby assigns to Agent the first month's rent paid under paragraph 5 of this lease and five percent  (5%) of all rentals thereafter paid by Tenant under paragraph 5 of this lease. Landlord agrees that if this lease is extended, or if a new  lease is entered into between Landlord  and Tenant covering the Premises,

or any part thereof, then in  either of said events, Landlord, in  consideration of  Agent's having procured Tenant  hereunder, agrees to  pay Agent five percent

(5%) of all rentals paid to Landlord by Tenant under such extension or new lease comparable to the rentals under paragraph 5 of this lease. In the event of the voluntary cancellation  of this lease by Landlord and  Tenant (without an event of default and without a new lease being entered into by Landlord and Tenant covering the Premises, or  a part thereof), Agent shall receive  five percent (5%) of all rentals which would have been paid by Tenant under paragraph

6 of this lease, discounted, however, at a  rate equal to the then prime rate of

American Security and Trust Company, Washington, D.C., plus three percent (3%).



ADDITIONAL RENTAL
- -----------------

          7.     All payments, other  than those previously specified  above, as required in this  lease by Tenant  to Landlord shall be  deemed to be  and shall become additional rent hereunder, whether or not the same shall be designated as such, and shall be due and  payable along with usual rental payments subject  to the same conditions and remedies as exist for said rental payments.

UTILITY BILLS
- -------------

          8.    Tenant shall pay  water, sewer,  gas, electricity, fuel,  light,

heat and power bills for the Premises, or used  by Tenant in connection therewith. All utilities except  water and sewer serving the Premises shall have separate meters for the Premises only. Landlord shall pay all utility expenses incurred in the operation and maintenance of the Common  Areas, and other portions of Landlord's Property.  Water  and sewer services  shall  be prorated and paid when billed, Tenant share shall be the ratio  of 30,960 sq.ft.

to 56,690 sq. ft. or (54.6%) of the amount billed by the serving public utility.



TAXES
- -----

          9.    Tenant shall pay, as  additional rent the proportionate  part of any increases in taxes assessed and levied against the Premises above the taxes for  the  tax  year  1978.  Tenant  shall  also  pay,  as  additional  rent, the proportionate of any special assessment imposed  upon the Premises for any purpose whatsoever.  The  portion of such increases in taxes  or special assessments payable by  Tenant shall be based on the ratio of the area of the square footage of Tenant's building space (30,960 sq. ft.) to the total leasable square  footage area of the building described in Exhibit "A" containing 56,690

sq. ft.) which is 54.6%. Such amount shall.be paid within thirty (30) days after demand therefor accompanied by a copy of the tax bills for such tax period by

Landlord and shall be collectable as rent.  Tax  bills shall be sufficient evidence of  the nature  and amount of such taxes and shall be used for  the calculation of the amounts to be paid by Tenant.

          Tenant shall not be required to pay any personal property tax assessed against  personal property  not located  on the  Premises. Tenant  shall  not be required to  pay  any  portion  of  the general  real  estate  taxes  which  are attributable  to an  increase in  assessed valuation  of Landlord's  Property or special  assessments  arising  out  of  improvement  erected subsequent  to  the commencement date of this lease. All general real estate  taxes and installments of special assessments for
the last year of the term hereof shall be prorated between the parties as of the first and last days of the term of this lease.



RIGHT TO CONTEST TAXES
- ----------------------

          10.    If the imposition of any tax, assessment, license fee, excise tax, impost or charge shall be deemed by Tenant to be improper, illegal, or excessive, Tenant may, at its sole cost and expense (in its own name or in the name of Landlord, or both, as it may deem appropriate) dispute and contest the same and in such case such items need not be paid until adjudged to be valid.

Unless so contested by Tenant, all such taxes, assessments, license fees,

excises, imposts, and charges shall be paid by Tenant within the time provided by law and if contested, any such tax, assessment, license fee, excise, impost,

or charge shall be paid before the issuance of execution on final judgment. In the event of any such contest by Tenant, Tenant shall indemnify Landlord against any loss or damage resulting therefrom and, if necessary to prevent a sale or other loss or damage to Landlord, shall pay such tax, interest, penalty,

assessment, or claim under protest or take such other steps as may be necessary to prevent any such sale or loss or damage to Landlord in connection therewith.

Notwithstanding the foregoing, in the event Landlord is attempting to finance the Premises and such financing or sale is being jeopardized by the prosecution of such tax protest, Tenant agrees to pay such taxes under protest or furnish other assurances satisfactory to Landlord for the payment of such taxes.

FIRE AND EXTENDED COVERAGE INSURANCE
- ------------------------------------

          11.    At all times during the term of this lease, including any

renewal hereof, Landlord shall obtain and maintain insurance against any loss or damage to the building in which the Premises are located by fire, lightning,

windstorm, hurricane, hail, explosion, riots, civil commotion and other risks now or hereafter embraced by standard fire and extended coverage policies with insurance companies legally authorized to transact business in the State of

Georgia, said insurance to be in amounts of at least 80% of the replacement value of the building in which the Premises are located, excluding foundations.

Tenant shall pay, as additional rent, its proportionate part of any increases in the cost of such insurance carried by Landlord with respect to the Premises;

provided, however, should such premium be increased solely due to the occupancy of Landlord's Property by any party (including Landlord) other than Tenant,

Tenant shall not be obligated for the payment of any part of such increase. The portion of such increases in the cost of insurance payable by Tenant shall be based on the ratio of the area of the square footage of Tenant's building space

(30,960 sq. ft) to the total leasable square footage area of the building described in Exhibit "A" containing 56,690 sq. ft., same being 54.6 percent.

Tenant agrees to pay Landlord said increased amount within thirty (30) days after receipt of a notice in writing from Landlord of the increase in said insurance premium, accompanied by a copy of the invoice for such increased premium. If during the final year of the lease or any extension or renewal thereof, the term does not coincide with the year upon which the insurance rate is determined, the increase in the premiums for the portion of that year shall be prorated according to the number of months during which Tenant was in possession of the Premises.

USE OF PREMISES
- ---------------

          12.    The Premises shall be used for research and development of

Tenant's products, testing, showroom and office and warehouse purposes and no other. The Premises shall not be used for any illegal purpose, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the classification or any rate of insurance on the Premises, over that stated.



REPAIRS BY LANDLORD
- -------------------

          13.    Landlord agrees to keep in good repair the roof, foundations,

exterior walls of the Premises and the Building (exclusive of all glass and exclusive of all exterior doors), paved driveways, walkways, parking areas,

landscaped areas, utility and sewer lines and pipes on Landlord's Property to the point of entry to the Premises, except where rendered necessary by any negligence of Tenant, its agents, employees, or invitees. Landlord shall not be liable to Tenant for any damage caused to the person or property of the Tenant due to the Building or any part thereof or appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from electricity, or from any other cause whatsoever, unless caused by negligence of Landlord, its agents,

employees, or representatives. Landlord gives to Tenant exclusive control of the

Premises and shall be under no obligation to inspect the Premises. Tenant agrees to report in writing to Landlord any defective condition in or about the

Premises known to Tenant which Landlord is required to repair. Landlord also agrees to repair and maintain the adjoining premises and Landlord's Property to the extent that the lack of any such repairs or maintenance will damage the

Premises or diminish Tenant's beneficial occupancy of the Premises.

          If Landlord fails to make the repairs or perform any covenants or agreements, which, by the terms of this lease, it is required to make or perform, then Tenant shall give Landlord written notice of such failure and

Landlord shall have thirty (30) days within which to begin the cure of said failure. If Landlord has failed to commence the cure of said failure within said thirty (30) day period, and is not diligently proceeding to complete same, then

Tenant shall have the right at its sole option and without being under any obligation so to do, to make such repairs or perform such other covenants and agreements, and Landlord agrees, upon demand, to reimburse Tenant for Tenant's expense incurred thereby, together with interest thereon at ten percent (10%)

per annum, and cost of collection, including reasonable attorneys' fees, if collected through an attorney. *See Exhibit "C" attached hereto and made a part hereof regarding improvements and repairs to be made by landlord.



REPAIRS BY TENANT
- -----------------

          14.   Tenant shall, throughout the term of this lease, at its expense,

maintain in good order and repair the Premises, except those repairs expressly required to be made by Landlord as provided in paragraph 13 hereof.



IMPROVEMENTS
- ------------

          15.   The Tenant may make alterations or additions to the Premises by first obtaining in writing the consent of Landlord, which consent will not be unreasonably withheld, which shall be at the sole cost of Tenant, and shall not tear down or materially demolish the Premises. Except as provided in paragraph

17 hereof, any such permanent improvements shall be the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this lease, without disturbance, molestation, or injury.

The Tenant shall not do or suffer anything to be done whereby the Premises may be encumbered by any mechanic's lien, and shall, whenever and as often as any mechanic's lien is filed against the land, the building or other improvements purporting to be for labor or material furnished or to be furnished to the

Tenant, indemnify Landlord from any loss resulting from such lien. Tenant shall have the right, in good faith, to contest the validity and the amount of any such lien and shall be obligated to pay the same only if and when finally determined to be due.

TENANT'S PERSONAL PROPERTY; INDEMNITY
- -------------------------------------

          16.    All of Tenant's personal property in the Premises shall be and remain at its sole risk, and the Landlord shall not be liable for theft thereof or any damage thereto occasioned by any acts or negligence of any persons, or any act of God, nor shall the Landlord be liable for any injury to the person or property of other persons in or about the Premises, the Tenant expressly agreeing to indemnify and save the Landlord harmless in all such cases, unless caused by Landlord, its agents, employees or representatives.



REMOVAL OF FIXTURES
- -------------------

    17.    Tenant may (if not in default hereunder) prior to the expiration of this lease, remove all trade fixtures or other Tenant equipment which it has placed in the Premises; provided, however, Tenant repairs all damage to the

Premises caused by the removal of such trade fixtures or equipment.



LANDLORD'S LIEN
- ---------------

    18.     Notwithstanding any other provision hereof, the Landlord shall have at all times a valid first lien for all
rentals and other sums of money to become due hereunder from the Tenant and to secure the performance by the Tenant of each and all of the terms, covenants and conditions hereof, upon all of the personal property of the said Tenant situated in the Premises, and said property shall not be removed therefrom without the consent of the Landlord until all arrearage in rent as well as any and all other sums of money to become due hereunder shall first have been  paid and discharged and until this lease and all of the terms, covenants and conditions hereof have been fully performed by Tenant, provided further that the lien herein granted may be foreclosed in the manner and form provided by law for the foreclosure of chattel mortgages or in any other manner provided by law.



GOVERNMENTAL ORDERS
- -------------------

          19.    Tenant agrees, at his own expense, to promptly comply with  all requirements of any legally constituted public authority  made necessary by reason of Tenant's occupancy of the Premises, and Landlord agrees to comply with all requirements of any legally constituted public authority not made necessary by Tenant's occupancy of the Premises.



CONDEMNATION
- ------------

          20.    If the  whole of the Premises, or such portion  thereof as will make the Premises unusable for the purposes herein leased, be taken or condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of that date.  In the event that a portion but not  all of the premises shall be taken in condemnation proceedings, rent shall be abated or reduced in proportion to the amount of the premises so taken. Tenant shall have no claim against

Landlord  for any  portion  of the  amount that  may be  awarded to  Landlord as damages  as a  result of such  taking or  condemnation or  for the value  of any unexpired term of this lease, all such proceeds being the property  of Landlord;

provided, however, that Tenant may file  a separate claim against the condemning authority and  may assert  any claim  that it  may have  against the  condemning authority, but in no event shall such award to Tenant reduce any award otherwise payable to Landlord.



DESTRUCTION OF OR DAMAGE TO PREMISES
- ------------------------------------

          21. If the Premises shall be damaged by fire or other casualty and the premises  cannot  be  or is  not  repaired  within ninety  (90)  days  after the occurrence of such  fire or other casualty,  then Landlord or Tenant  shall have the right to terminate this lease  by giving written notice of such  termination to the other party within thirty (30) days following the occurrence of such fire or other casualty  or within thirty (30)  days following the expiration  of such ninety (90)  day period, whichever the  case may be,  and this lease  shall then terminate as of the date of such loss. In the event of  such termination of this lease, Landlord and Tenant shall be relieved from any and all  further liability or obligation hereunder.



          22. If all or a substantial portion of the Premises is damaged by fire or other  casualty and  this lease  is not  terminated in  accordance with  this paragraph then Landlord  shall diligently and as soon as  practicable after such damage
occurs  (taking  into  account  the  time necessary  to  effect  a  satisfactory settlement with any  insurance company) or rebuild the Premises  or such portion thereof to its  action immediately prior to such occurrence. In the event of any repair or  rebuilding by Landlord pursuant  hereto during the  existence of such damage and until such repair or rebuilding is completed, rent shall be abated or reduced by multiplying the basic monthly installment  of rent by a fraction, the numerator of which  shall be the  area of  the Premises of  which the Tenant  is deprived  and the  denominator  of which  shall  be the  area  of the  Premises.

Landlord shall not be liable  or obligated to Tenant in any event  whatsoever by reason of any fire  or casualty damage to the Premises or any damage suffered by

Tenant by reason thereof or the deprivation of Tenant's possession of all or any part of the Premises.


ASSIGNMENT AND SUBLETTING
- -------------------------

          23. Tenant may during the initial term of this lease sublease (but not assign) all  or portions  of the  Premises to  others provided such  subleesee's operation is a part of the general operation of Tenant and under the supervision and control of  Tenant, and provided such  operation is within the  purposes for which the Premises  shall be used. As provided in the preceding sentence, Tenant may, with the  prior written  consent of  Landlord, which consent  shall not  be unreasonably withheld or  delayed, assign this lease or  any interest hereunder,

or sublet the Premises or any part thereof, or permit the use of the Premises by any party other  than Tenant. Consent  to any assignment  or sublease shall  not destroy  this provision  and all  later assignments  or subleases shall  be made likewise  Only  on  the  prior  written  consent of  Landlord.  No  sublease  or assignment by Tenant  shall relieve Tenant of any  liability hereunder. Tenant *

may, during any  option period, with the  prior written notice of  the Landlord,

sublease all or  a portion of the  leased premises, provided the  Landlord shall have the option to assume the position of the Tenant in regards to the sublease.

The Tenant  shall have placed in the sublease language  which notes the right of the Landlord to assume the Tenant's position and furnish a fully executed copy to the Landlord after which Landlord will have thirty (30) days to inform  the

Tenant in  writing of  its intention  to exercise  its option to  assume and  if exercised  shall act  to release the  Tenant from  further liability  under this lease.
*The Simmons Company, its successor or assigns.

TENANT'S DEFAULT
- ----------------

          25.  It is mutually agreed that in the event the Tenant shall fail to make payment of rent herein reserved when due, and to cure said failure within twenty (20) days after written notice thereof from Landlord; or if Tenant shall fail to perform under any of the terms, covenants, conditions, or provisions of this lease other than the covenant requiring the payment of rent, and to cure such failure within thirty (30) days after written notice thereof from Landlord;

or if Tenant shall file a voluntary petition under any bankruptcy or insolvency law or an involuntary petition shall be filed against Tenant under any bankruptcy or insolvency law; or if a permanent receiver is appointed for

Tenant's property; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law,

whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for benefit of creditors; or if Tenant's effects should be levied upon or attached under process against Tenant; then, and in any of said events a default shall be deemed to occur hereunder and Landlord at his option may at once, or within six

(6) months thereafter (but only during continuance of such default) proceed according to one or more of the following courses of action:

               (a) Terminate this lease, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant shall fail to do so,

          Landlord may, without further notice and without prejudice to any other remedy Landlord may have for possession or arrearage in rent,

          enter upon the Premises and expel or remove Tenant and its effects, by force if necessary, without being liable to prosecution or any claim for damages
          therefor; and Tenant agrees to indemnify and save the Landlord harmless for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises,

          or through decrease in rent, or otherwise; and/or

               (b) declare the entire amount of the rent which would become due and payable during the remainder of the term of this lease to be due and payable immediately, in which event, Tenant agrees to pay the same at once, together with all rents theretofore due to Agent, provided,

          however, that such payment shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the said term. The acceptance of such payment by Landlord shall not constitute a waiver of any failure of Tenant thereafter occurring to comply with any term,

          provision, condition or covenant of this lease. Upon making such payment, Tenant shall receive from Landlord all rents received by

          Landlord from other tenants of the Premises until the expiration date of this lease; provided, however, that the monies to which the Tenant shall become entitled to shall in no event exceed the entire amount payable by Tenant as provided in this paragraph; and/or

               (c) enter the Premises as the agent of the Tenant, by force if necessary, without being liable to prosecution or any claim for damages therefor, and relet the Premises as the agent of the Tenant,

          and receive the rent therefor, and the Tenant shall pay any deficiency that may arise by reason of such reletting on demand to Agent; and/or

               (d) as agent of the Tenant, do whatever the Tenant is obligated to do by the provisions of this lease and may enter the Premises, by force if necessary, without being liable to prosecution or any claim for damages therefor, in order to accomplish this purpose. The Tenant agrees to reimburse the Landlord immediately upon demand for any reasonable expenses which the Landlord may incur in thus effecting compliance with this lease on behalf of the Tenant, and the Tenant further agrees that the Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of the Landlord or otherwise.



          25. Pursuit by Landlord of any of the foregoing remedies shall not preclude the pursuit of any of the other remedies herein provided or any other remedies provided by law.



          26. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord. The mention in this lease of any particular remedy shall not preclude the Landlord from any other remedy the Landlord might have, either in law or in equity, nor shall the waiver of or redress for any violation of any term, covenant or condition, in this lease contained or any of the rules and regulations set forth herein, or hereafter adopted by the Landlord, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by the Landlord of rent with knowledge of the breach of any covenant in this
lease other than the covenant to pay rent shall not be deemed a waiver of such breach.



RELETTING BY LANDLORD
- ---------------------

          27. Landlord, as Tenant's agent, without terminating this lease, upon

Tenant's breaching this contract, may at Landlord's option enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between

Tenant's rent hereunder and the price obtained by Landlord on reletting.



EFFECT OF TERMINATION OF LEASE
- ------------------------------

          28. No termination of this lease prior to the normal ending thereof,

by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.



EXTERIOR SIGNS
- --------------

          29. Tenant may place signs upon the outside walls or roof of the building with the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. Any and all signs placed outside or within the building by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

ENTRY FOR CARDING, ETC.
- -----------------------

          30. Landlord may card the Premises "For Rent" or "For Sale" thirty

(30) days before the expiration of this lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants, to inspect the Premises to see that Tenant is complying with all its obligations hereunder, to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.




MORTGAGEE'S RIGHTS
- ------------------

          31. This lease is subject and subordinate to all ground  or underlying leases and  to all  mortgages or  deeds to  secure debt,  which are  now or  may hereafter affect such lease  or the real property  of which the Premises  form a part  and  to  all  renewals,  modifications,  consolidations,  replacements  or extension thereof, provided that any mortgages  or deeds to secure debt, or  any ground or underlying leases shall provide that  this lease may not be terminated by  or  upon foreclosure  so  long as  Tenant  shall not  be in  default  in the performance of  Tenant's obligations hereunder.  This paragraph  shall be  self-

operative  and no  further instrument  of  subordination shall  be required.  In confirmation of  such subordination, Tenant  shall execute within five  (5) days after receipt, any  certificate that Landlord may reasonably  so request. Tenant covenants  and agrees  to attorn  to the  Landlord or  to any  successor to  the

Landlord's  interest in the Premises or other  holder of any mortgage or deed to secure debt or to the purchaser of the Premises in foreclosure.



SEVERABILITY
- ------------

          32.  If any clause  or provision  of this  lease contract  is illegal,

invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is  the intention of the parties  hereto that the remainder  of this lease shall not be affected  thereby, and it  is also the intention  of the parties  to this lease  contract that in lieu of each  clause or provision of this lease contract that is illegal,  invalid, or unenforceable,  there be added  as a part  of this lease  contract  a clause  or provision  as  similar in  terms to  such illegal,

invalid, or  unenforceable clause or provision as may  be possible and be legal,

valid and enforceable.



RIGHTS CUMULATIVE
- -----------------

          33.  All  rights,  powers  and  privileges  conferred  hereunder  upon

Landlord shall be cumulative but not restrictive to those given by law.



HOLDING OVER
- ------------

          34. If Tenant  remains in possession of the  Premises after expiration of the term hereof, with Landlord's  acquiesce and without any express agreement of parties,  Tenant shall  be  a tenant  at will  at rental  rate  in effect  at expiration of lease; and there shall be no renewal of this lease by operation of law.



NO ESTATE IN LAND
- -----------------

          35. This contract shall create the relationship of Landlord and Tenant between the  parties hereto; no  estate shall pass  out of Landlord;  Tenant has only  a usufruct, not  subject to  levy and sale,  and not assignable  by Tenant except by Landlord's consent.



TIME OF ESSENCE
- ---------------

          36. Time is of the essence of this agreement.

ESTOPPEL CERTIFICATE
- --------------------

          37. Each  party agrees, at  any time, and from  time to time  upon not less  than  ten  (10)  days'  prior  notice  by  the  other  party,  to execute,

acknowledge  and  deliver  to  the  requesting party,  a  statement  in  writing addressed to  the requesting party certifying that  this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified), and stating the dates to which rental and other charges have been paid,  and stating whether or not to the  best knowledge of the  signer of such certificates, there exists  any failure by the requesting party to perform  any term, covenant or condition contained in this lease, and,

if so, specifying each  such failure of which the signer  may have knowledge, it being intended that  any such statement delivered pursuant hereto  may be relied upon by  the requesting party and by any purchaser of the fee of the Premises or any mortgage or deed to secure debt thereof or any assignee thereof or any party to any sale-leaseback of the Premises, or landlord under a ground  or underlying lease affecting the Premises.



WAIVER OF RIGHTS
- ----------------

          38.  No failure  of  Landlord  to exercise  any  power given  Landlord hereunder, or to insist  upon strict compliance by  Tenant with his  obligations hereunder, and no custom or  practice of the parties at variance with  the terms hereof  shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.



ENTIRE AGREEMENT
- ----------------

          39. This  lease contains the  entire agreement  of the parties  and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

PARTIES
- -------

          40. "Landlord"  as used in  this lease shall include  first party, its

heirs  and  assigns.  "Tenant"  shall   include  second  party,  its  heirs  and

representatives, and  if this lease shall  be validly assigned or  sublet, shall include also Tenant's assignees or sublessees, as to the portion of the Premises covered by such assignment or sublease.  "Agent" shall include third party,  his heirs, successors  and assigns. "Landlord,"  "Tenant," and "Agent"  include male and female, singular and plural,  corporation, partnership or individual, as may fit the particular parties.



NOTICES AND PAYMENTS
- --------------------

          41.  Any  notice,  request,  demand, approval,  or  consent  given  or required  to be  given  under this  lease shall,  except as  otherwise expressly provided herein,  be in writing  and shall  be deemed  to have  been given  when received  if mailed  by  United  States registered  or  certified mail,  postage prepaid, return  receipt requested, or  delivered by hand addressed  as provided below to the other party at the address stated below or the last changed address given by  the party to be notified as  hereinabove specified. Address for notice to Landlord shall be as follows:

                      Franklin Property Company
                      8401 Connecticut Avenue
                      Chevy Chase, Maryland 20015

With a copy to:       Franklin Property Company
                      1000 Circle 75 Parkway
                      Atlanta, Georgia 30339

with a copy to:       Ackerman & Company
                      3340 Peachtree Road
                      Suite 100
                      Atlanta, Georgia 30326

Address for notice to Tenant shall be as follows:

                    Simmons Company
                    4411 East Jones Bridge Road
                    Norcross, Georgia 30362
                    Attention: John P. Person

with a copy to:

                    King & Spalding
                    2500 Trust Company Tower
                    Atlanta, Georgia 30303
                    Attention: David L. Coker, Esq.

          Any party may, at  any time, change its address the  above purposes by mailing as aforesaid a notice stating the change and setting forth the new address.



QUIET ENJOYMENT
- ---------------

          42. The Landlord represents and warrants that:

          (a) The Landlord is the owner of the Premises and has the right to make this lease.

          (b) The Tenant, on paying the rent herein reserved and upon performing all of the terms and conditions of this lease on its part to be performed, shall at all times during the term herein demised peacefully and quietly have, hold and enjoy the Premises without disturbance.



TENANT'S MERGER OR REORGANIZATION
- ---------------------------------

          43. Should any corporation succeed to all or any part of the business of Tenant in the United States as a result of reorganization, merger,

consolidation, or sale of stock or assets, Tenant shall be released from all further obligations under this lease if such successor corporation: (i)

expressly assumes all of Tenant's obligations hereunder by written instrument and (ii) has net assets at least equal to the net assets which Tenant had immediately prior to any such reorganization, merger, consolidation, or sale of stock or assets.



RENEWAL OPTION
- --------------

          44. If Tenant shall have observed and kept all of the covenants of this lease during the initial term and all subsequent option terms, Tenant shall have the right and option to renew this lease for two consecutive terms of five years each (each such five-year term being herein referred to as an "Option

Term") commencing immediately on the expiration of the preceding term, upon the same terms, conditions and covenants as provided hereunder for the initial term. The exercise of such option to renew and extend this lease for any Option Term shall be made by written notice to Landlord not sooner than one hundred twenty (120) days or later than ninety (90) days prior to the expiration of the initial term or, if any option to renew has previously been exercised, not sooner than one hundred twenty (120) days or later than (90)

days prior to the expiration of such Option Term. The annual rental payable during the Option Terms shall be determined each year of the option term on the anniversary date of the commencement of this lease as follows:  To the amount of the annual rental for the initial term of this lease there shall be added an additional amount which shall be equal to the product of the stipulated rental for the initial term times the lesser of the following percentages: (a) five percent (5%) for each lease year during the Option Term; or (b) a percentage equal to the percentage increase in the Consumer Price Index for Urban Wage

Earners and Clerical Workers, All Items Index, U.S. Cities Average,

(1967 = 100), published by the Bureau of Labor Statistics of the United States

Department of Labor on the date closest to such anniversary date over said

Consumer Price Index published on the date closest to the anniversary date of the last year of the initial term of this lease. If during the term of this lease the United States Department of Labor, Bureau of Labor Statistics ceases to maintain said Consumer Price Index, such other index or standard as will most nearly accomplish the purpose of said Consumer Price Index and the use thereof by the parties hereto shall be used in determining the amount of any such adjustment.



CAPTIONS
- --------

          45. The captions  of each paragraph and  heading hereof is added  as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this lease.



LANDLORD'S LIABILITY
- --------------------

          46.  Any agreement, obligation or liability made, entered into or incurred by or on behalf of B. F. Saul Real Estate Investment Trust binds only its trust property and no shareholder, trustee, officer or agent of the Trust assumes or shall be held to any liability therefor.



    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.



Signed, sealed and delivered            LANDLORD
                                        --------
in the presence of:                     B. F. SAUL REAL ESTATE
                                          INVESTMENT TRUST


/s/
- ----------------------------
Unofficial Witness


Patricia E. Brady                       By: /s/                        (Seal)
- ----------------------------                --------------------------
Notary Public


Signed, sealed and delivered            TENANT
                                        ------
in the presence of:

                                        SIMMONS COMPANY

/s/
- ----------------------------
Unofficial Witness


Mary E. Baslet                          By: /s/
- ----------------------------                ---------------------------------
Notary Public                                Title: Executive Vice President
                                                   --------------------------



                                        Attest: /s/
                                                -----------------------------
                                             Title:  Assistant Secretary
                                                     ------------------------

                                                            [CORPORATE SEAL]

Signed, sealed and delivered            AGENT
                                        -----
in the presence of:

                                        ACKERMAN & CO.
/s/
- ----------------------------
Unofficial Witness


/s/                                     By:  Hazen Hadley Stevens
- ----------------------------                 -------------------------------
Notary Public                                Hazen Hadley Stevens
                                             President
                                             Ackerman Brokerage Co.

             LEGAL DESCRIPTION FOR: 6424-30-32 WARREN DRIVE


                                   TRACT IV
                                   --------

                              All that tract or parcel of land lying and
                          being in Land Lot 217 of the 6th District of Gwinnett County, Georgia, and being more particularly described as follows:

                              Beginning at a point on the southeastern right of
                          way of Warren Drive (which has a 50-foot right of way), which point is located 949.5 feet southwesterly, as measured along said right of way, from the intersection of said right of way with the southern right of way of Interstate
                          Highway 85; thence South 30(degrees) 53' East 260.9 feet to a point on the southeastern line of said Land Lot 217; thence South 58(degrees) 44' 15" West along said land lot line 501.0 feet to a point; thence North 31(degrees) 17' 48" West 265.1 feet to a point on said southeastern right of way of Warren Drive; thence North 59(degrees) 21' 30" East 293.1 feet along said right of way to a point thence continuing along said right of way North 59(degrees) 07' East 209.9 feet to the Point of Beginning, said tract containing 3.03 acres.

                              The above courses, distances and acreage are
                          taken from a plat of survey by Jimmerson-Dickson, Inc., dated June 20, 1972, as revised April 23, which 1st is incorporated herein by reference.


                                                                       EXHIBIT A

                                   EXHIBIT "C"


                    LANDLORD'S REPAIRS & IMPROVEMENTS: It is understood and
                    ----------------------------------

                    agreed that landlord at its sole cost and expense will make the following improvements or repairs to the leased premises prior to Tenant's occupancy:

                         (1) Prepare, clean and paint all existing office wall

                         surfaces with two coats of paint, color to be specified

                         by tenant.



                         (2) Repair all existing damage to walls, ceilings,

                         insulations, doors and windows including but not

                         limited to replacing damaged ceiling tiles, ceiling

                         grid, doors and door locks and mirrors.



                         (3) Repair or replace all electrical light fixtures,

                         switches and controls as needed including but not

                         limited to replacing fluorescent light tubes and

                         fixtures in the office and warehouse areas.



                         (4) Make sure all electrical, plumbing, heating,

                         ventilating and mechanical systems are in good working

                         order.



                         (5) Replace all existing carpeted areas with new carpet

                         to be subject to approval by the tenant, but in no

                         event will cost of the carpet exceed $7.00/sq. yd. and

                         replace damaged vinyl floor tile in bathroom area.



                         (6) Have the entire warehouse area broom clean and

                         remove all debris from the rear of the building

                         including but not limited to removal of abandoned

                         construction building.

                         (7) Repair any damaged overhead doors and/or bumper

                         docks.



                         (8) Properly insulate the area above the concrete block

                         wall between the leased premises and the adjoining

                         tenant.



               However, tenant   will pay                           the cost

               necessary to complete repair items 1, 2, 3 and 5 above

                               and landlord will offset this cost to the tenant

               by allowing tenant to occupy the premises rent free for the period September 1, 1977 to November 30, 1977.

                 LEGAL DESCRIPTION FOR: 6424-30-32 WARREN DRIVE


TRACT IV
- --------

     All that tract or parcel of land lying and being in Land Lot 217 of the 6th District of Gwinnett County, Georgia, and being more particularly described as follows:

    Beginning at a point on the southeastern right of way of Warren Drive (which has a 50-foot right of way), which point is located 949.5 feet southwesterly, as measured along said right of way, from the intersection of said right of way with the southern right of way of Interstate Highway 85; thence South 30' 53' East 260.9 feet to a point on the southeastern line of said Land Lot 217; thence South 58' 44' 15" West along said land lot line 501.0 feet to a point; thence North 31' 17' 48" West 265.1 feet to a point on said southeastern right of way of Warren Drive; thence North 59' 21' 30" East 293.1 feet along said right of way to a point thence continuing along said right of way North 59' 07' East
209.9 feet to the Point of Beginning, said tract containing 3.03 acres.

    The above courses, distances and acreage are taken from a plat of survey by Jimmerson-Dickson, Inc., dated June 20, 1972, as revised April 23, 1973, which is incorporated herein by reference.






                                    EXHIBIT A

SIMMONS U.S,A,
P.O. Box 95465
Atlanta, GA 30347


                                        May 4, 1987

Mr. David C. Simpson
Investment Property Group
1315 Peachtree Street, N.E.
Suite 440
Atlanta, Georgia 30309

Re:  Simmons Lease
     6424 Warren Drive
     -----------------

Dear Mr. Simpson:

In accordance with Paragraph 44 of our lease of July 15, 1977 re the above captioned property, Tenant does hereby exercise its first renewal option. Such option shall be from September 1, 1987 thru August 31, 1992.

                                   Sincerely,



                                   /s/ H. B. Smith
                                   --------------------
                                   H. B. Smith
                                   Sr. Vice President


AJS/cet

cc:  Mr. Ken Barton
     Mr. Abe Schear

CERTIFIED MAIL
RETURN RECEIPT REQUESTED







         6 Executive Park Drive, NE - Atlanta, GA 30329 - (404) 321-3030

                              LESSEE'S CERTIFICATE
                              --------------------

  The undersigned SIMMONS COMPANY, is the tenant or lessee {the "Lessee") under
a lease (the "Lease") dated   7/15/77     between the Lessee and B. F. SAUL REAL
                           -------------
ESTATE INVESTMENT TRUST as landlord or lessor (the "Lessor") of certain real property in the County of Gwinnett, State of Georgia, as described in attached Exhibit A (the "Property"). With the understanding that Principal Mutual Life Insurance Company ("Principal Mutual") will rely upon the representations made herein in making a loan to Lessor (the "Loan") and accepting an assignment of the Lessor's interest in the Lease substantially in the form attached as Exhibit B (the "Assignment of Lease"), Lessee hereby represents and certifies as follows:

1. The Lease is in full force and effect and has not been modified, supplemented, cancelled or amended in any respect.

2. Lessee has accepted the premises and taken possession thereof without any existing condition or qualification and both the Lessor and the Lessee have completed and complied with all required conditions precedent to such acceptance and possession. Lessee has taken possession of the Property without reservation and is not in default nor claims any default under the Lease and Lessee has no claims, defenses or rights of offset against any rents payable thereunder.

3. The term of the Lease commenced on or before September 1, 1977, and continues through at least August 31, 1987, (the "Initial Term") and on or before the first said date the Lessee became obligated to pay rent during the Initial Term in monthly installments each in an amount not less than $3,354.00 which rent obligation is continuing and is not past due or delinquent in any respect. No installment of rent has been or will be prepaid more than one (1) month in advance.*

4. So long as the Loan is outstanding, Lessee will provide Principal Mutual with all information, including but not limited to evidence of payment of taxes and insurance (if Lessee is obligated for such payments under the Lease) as the Lessor may be entitled under the Lease, and Lessee will give Principal Mutual the same notices, including without limitation notices of default, and thereafter the same right to cure any defaults or take any action as the Lessor may be entitled under the Lease, without the obligation to cure such defaults or take such action, and such time in addition to that which Lessor is entitled as may be reasonably necessary to cure such defaults or take such action, provided Principal Mutual has indicated its intention to cure or take action and pursues the same with diligence, however, in no event will such default be in excess of ninety days.

5. Lessee ratifies and acknowledges the Assignment of Lease and Lessor's assignment of the Lease and the rents to be paid thereunder to Principal Mutual, and so long as the Loan is outstanding, Lessee will not agree to any modification, amendment or supplement of the Lease or any of its provisions without the prior written consent of Principal Mutual.

6. So long as the Loan is outstanding, Principal Mutual or its designee may enter upon the Property at all reasonable times to visit or inspect the Property.**

7. Principal Mutual and Lessor have represented to Lessee, and the Lessee therefore acknowledges, that pursuant to the Assignment of Lease, Principal Mutual is presently entitled to collect and receive all rents to be paid under the Lease directly from Lessee. Based upon such representations, Lessee agrees to pay all rents and installments of rent as they become due directly to Principal Mutual in the manner and at such address as Principal Mutual may hereafter direct by written notice to Lessee. Until such notice is given by Principal Mutual to Lessee, Lessee shall pay all rent and installments of rent to Lessor in accordance with the provisions of the Lease.

  8. All information, notices or requests provided for or permitted to be given or made pursuant to this certificate shall be deemed to have been properly made or given by depositing the same in the United States Mail, postage prepaid and registered or certified return receipt requested and addressed to the addresses set forth below, or to such other addresses as may from time to time be specified in writing by Lessee or Principal Mutual to the other:

     * The first option for said lease will be exercised by Lessee by May 31, 1987. Rent for year one of this five year option will be $3521.70.
     ** Provided such inspection is during normal working hours and only after the Lessee has been given at least 24 hours notice except in the case of an emergency. Lessor agrees that it will hold confidential all knowledge gained in visiting Lessee's facility.

     If to Principal Mutual:
     -----------------------

          Principal Mutual Life Insurance Company
          711 High Street
          Des Moines, Iowa 50309
          Attention: Commercial Real Estate Servicing

     If to Lessee:
     -------------

          SIMMONS COMPANY
          In-House Counsel
          6 Executive Park Drive
          Atlanta, GA  30329


     All requests or notices shall be effective upon being deposited in the United States Mail, however the time period in which any response to any notice or request must be made shall commence from the date of receipt of the request or notice by the addressee.

9. If Lessee is a corporation or partnership, Lessee will preserve and keep in force and effect its corporate or partnership existence and all licenses or permits necessary to the proper conduct of its business during the Initial Term of the Lease.

10. This certificate and the representations made herein shall be governed by the laws of the state where the Property is situated and are binding upon and inure to the benefit of Principal Mutual and Lessee and their respective successors and assigns and to no other persons or entities, and the representations made herein shall survive the closing of the Loan and the delivery of this certificate.

     IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of 5/11/87.
                                                              ---------


                                        SIMMONS COMPANY

                                        By /s/
                                           -------------------------------------


                                        By
                                           -------------------------------------

                                                                      OWNERS   X
                                                                      LOAN

                                   ENDORSEMENT

                        Attached to and forming a part of

                      Mortgagee Commitment No. 86-33902-457
                      --------------------     ------------

                                    Issued by
                         CHICAGO TITLE INSURANCE COMPANY

Said commitment is hereby amended as follows:

1. By deleting in its entirety Item 3 of Schedule A and substituting in lieu thereof the legal description set out on Exhibit "A" attached hereto and by reference made a part hereof.

2.   By deleting Item 8, Schedule B--Section 1.

3. By deleting Item 8, Schedule B--Section 2 and adding in lieu thereof the following:

     "Any losses or damages which may result directly or indirectly from the following matters as shown and set forth on that certain plat of survey made for SIMMONS U.S.A. CORPORATION by A. A. Katterhenry, Registered Land Surveyor, dated Nov. 6, 1986:

          a. Rights of parties, if any, to use those certain curb cuts and drive entrances located on the southeast side of Warren Drive and entering property herein conveyed. NOTE: The entrance way and the drive itself located along the southwesterly property line lies in part on the adjacent parcel;

          b. Various improvements and facilities used in providing caption with water, gas, electricity and telephone service including but not limited to telephone wires and poles, power lines and power poles, gas meters and electric meters;

          c.   surface water and storm drain facilities;

          d. any and all improvements lying outside of the perimeters of the property herein conveyed.


    CONTINUED ON PAGE 2 ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.

This endorsement is made a part of the commitment or policy. It is subject to all the terms of the commitment or policy and prior endorsements. Except as expressly stated on this endorsement the terms dates and amount of the commitment or policy and prior endorsements are not changed.

Dated: November 24, 1986

                                        CHICAGO TITLE INSURANCE COMPANY

                                            By: /s/


                                                                    President

                                            Attest: /s/
- ---------------------------------
Authorized Signatory

Note: This endorsement shall not be
valid or binding until countersigned
by an authorized signatory.

November 24, 1986

Mortgagee Commitment 86-33902-457
Endorsement
Page 2

Attention is drawn to the fact that an asphalt drive, the concrete parking area, a portion of a rock wall a storm sewer and drop inlet all are shown to encroach onto that parcel of land lying and being adjacent to the southwest property line of the property herein conveyed as well as that certain fence in which two fence corners encroach onto that parcel of land lying to the northeast and adjacent to the property herein conveyed.

All other items are to remain as originally issued.







































































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                                   EXHIBIT "A"

    ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 217 of the 6th District of Gwinnett County, Georgia and being more particularly described as follows:

    BEGINNING at a point on the southeastern right of way line of Warren Drive (a 50 foot right of way) located 949.5 feet from the southern right of way line of Interstate Highway 85 said point being marked by a 1/2 inch reinforcement bar found; run thence south 30 DEG. 45'20" east a distance of 260.16 feet to a point said point being marked by a 1/2 inch reinforcement bar found and located on the land lot line common to Land Lot 217 and Land Lot 194 of the aforesaid district; run thence south 58 DEG. 44'15" west along said land lot line a distance of
500.54 feet to a point said point being marked by a 1/2 inch reinforcement bar found; run thence north 31 DEG. 16'39" west and leaving said land lot line a distance of 265.18 feet to a point said point being located on the southeast right of way line of said Warren Drive; run thence along said right of way line north 59 DEG. 21' 24" east a distance of 293.03 feet to a point; thence continuing along said right of way north 59 DEG. 14'40" east run a distance of
209.90 feet to a point, said point being identified by a 1/2 inch reinforcement bar found and the TRUE POINT OF BEGINNING as shown on that certain plat of survey made for SIMMONS U.S.A. CORPORATION by A.A. Katterhenry, Registered
Land Surveyor, dated Nov. 6, 1986.

Norcross, Georgia    -    6424 Warren Drive

Term:          9-1-77 to 8-31-87

Rent:          $40,248 per year; $3,354 per month;
               $1.30 per sq.ft. plus increased Real Estate taxes over base year 1978, increased insurance due to occupancy, water and sewer all prorated on ratio of our space to 56,690 sq.ft. or 54.6%.

Area:          30,960 sq.ft.
               7,250 sq.ft. finished office space
               balance warehouse or light
               manufacturing space.

Options: Two options to renew for 5 years each with advice 90 - 120 days prior to expiration at a 5% per year increase during options.

Assignment/Subletting:   With prior written consent of landlord.

Taxes:         1980 charge to Simmons - $167.73.